UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2009
CHINACAST EDUCATION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33771	20-178991

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10/F Xu Jie Mansion, No. 29
Nanmofang Road, Beijing, PRC

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (86 10) 6566 7788

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 16, 2009, ChinaCast Education Corporation, (the “Company”) a Delaware corporation issued a press release containing certain financial results for the full year ended December 31, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.b
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

No.	Description
99.1	Press Release dated March 16, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2009	CHINACAST EDUCATION CORPORATION
	By:	/s/ Antonio Sena
	Name:	Antonio Sena
	Title:	Chief Financial Officer

Exhibit Index

No.	Description
99.1	Press Release dated March 16, 2009